RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2020

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
On March 22, 2019, the Company's wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited completed its previously announced purchase of all the share capital of RenaissanceRe Europe AG (formerly known as Tokio Millennium Re AG), RenaissanceRe (UK) Limited (formerly known as Tokio Millennium Re (UK) Limited) ("RenaissanceRe UK") and their subsidiaries (collectively, “TMR”). The three months ended June 30, 2019, was the first full period that reflected the results of TMR on the Company’s results of operations. On August 18, 2020, the Company completed the sale of RenaissanceRe UK to an investment vehicle managed by AXA Liabilities Managers, an affiliate of AXA XL. This Financial Supplement should be read in that context.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S ("GAAP") including “operating (loss) income (attributable) available to RenaissanceRe common shareholders,” “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends," "retained investment result" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 21 through 25 for "Comments on Regulation G."
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and prospectus supplement dated June 4, 2020.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

Financial Highlights

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Highlights
Gross premiums written	$1,143,058	$1,701,872	$2,025,721	$905,479	$861,068	$4,870,651	$3,902,271
Underwriting (loss) income	$(206,072)	$217,137	$64,079	$(65,157)	$(3,368)	$75,144	$321,574

Net investment income	$83,543	$89,305	$99,473	$112,138	$111,387	$272,321	$312,069
Net realized and unrealized gains (losses) on investments	224,208	448,390	(110,707)	18,454	34,395	561,891	395,655
Total investment result	$307,751	$537,695	$(11,234)	$130,592	$145,782	$834,212	$707,724

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$47,799	$575,845	$(81,974)	$33,773	$36,698	$541,670	$678,269
Operating (loss) income (attributable) available to RenaissanceRe common shareholders (1)	$(131,724)	$190,076	$33,410	$12,623	$32,681	$91,762	$385,128

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.94	$12.64	$(1.89)	$0.77	$0.83	$11.60	$15.58
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.94	$12.63	$(1.89)	$0.77	$0.83	$11.58	$15.57
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(2.64)	$4.06	$0.76	$0.28	$0.73	$1.84	$8.76
Book value per common share	$135.13	$134.27	$117.15	$120.53	$120.07	$135.13	$120.07
Tangible book value per common share (1)	$129.60	$128.71	$110.69	$114.03	$113.52	$129.60	$113.52
Tangible book value per common share plus accumulated dividends (1)	$151.33	$150.09	$131.72	$134.71	$133.86	$151.33	$133.86
Change in tangible book value per common share plus change in accumulated dividends (1)	1.0%	16.6%	(2.6)%	0.7%	1.1%	14.6%	17.1%

Financial ratios
Combined ratio	120.6%	78.5%	93.0%	106.7%	100.4%	97.4%	86.4%
Return on average common equity - annualized	2.8%	38.5%	(6.3)%	2.5%	2.8%	12.0%	18.2%
Operating return on average common equity - annualized (1)	(7.7)%	12.7%	2.6%	0.9%	2.5%	2.0%	10.2%
Total investment return - annualized	6.2%	11.8%	(0.1)%	3.1%	3.6%	5.8%	6.0%
(1)    See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

1

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Revenues
Gross premiums written	$1,143,058	$1,701,872	$2,025,721	$905,479	$861,068	$4,870,651	$3,902,271
Net premiums written	$899,411	$1,180,803	$1,269,808	$725,367	$704,130	$3,350,022	$2,656,126
Decrease (increase) in unearned premiums	100,772	(170,707)	(356,710)	244,758	202,618	(426,645)	(287,848)
Net premiums earned	1,000,183	1,010,096	913,098	970,125	906,748	2,923,377	2,368,278
Net investment income	83,543	89,305	99,473	112,138	111,387	272,321	312,069
Net foreign exchange gains (losses)	17,426	(7,195)	(5,728)	(1,126)	(8,275)	4,503	(1,812)
Equity in earnings of other ventures	5,457	9,041	4,564	5,874	5,877	19,062	17,350
Other income (loss)	1,476	(1,201)	(4,436)	(160)	1,016	(4,161)	5,109
Net realized and unrealized gains (losses) on investments	224,208	448,390	(110,707)	18,454	34,395	561,891	395,655
Total revenues	1,332,293	1,548,436	896,264	1,105,305	1,051,148	3,776,993	3,096,649
Expenses
Net claims and claim expenses incurred	942,030	510,272	570,954	762,093	654,520	2,023,256	1,334,928
Acquisition expenses	215,180	233,610	210,604	208,618	202,181	659,394	553,614
Operational expenses	49,045	49,077	67,461	64,571	53,415	165,583	158,162
Corporate expenses	48,050	11,898	15,991	17,642	13,844	75,939	76,480
Interest expense	11,843	11,842	14,927	15,496	15,580	38,612	42,868
Total expenses	1,266,148	816,699	879,937	1,068,420	939,540	2,962,784	2,166,052
Income before taxes	66,145	731,737	16,327	36,885	111,608	814,209	930,597
Income tax benefit (expense)	8,244	(29,875)	8,846	3,455	(3,664)	(12,785)	(20,670)
Net income	74,389	701,862	25,173	40,340	107,944	801,424	909,927
Net (income) loss attributable to redeemable noncontrolling interests	(19,301)	(118,728)	(98,091)	2,622	(62,057)	(236,120)	(204,091)
Net income (loss) attributable to RenaissanceRe	55,088	583,134	(72,918)	42,962	45,887	565,304	705,836
Dividends on preference shares	(7,289)	(7,289)	(9,056)	(9,189)	(9,189)	(23,634)	(27,567)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$47,799	$575,845	$(81,974)	$33,773	$36,698	$541,670	$678,269

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.94	$12.64	$(1.89)	$0.77	$0.83	$11.60	$15.58
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.94	$12.63	$(1.89)	$0.77	$0.83	$11.58	$15.57
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(2.64)	$4.06	$0.76	$0.28	$0.73	$1.84	$8.76

Return on average common equity - annualized	2.8%	38.5%	(6.3)%	2.5%	2.8%	12.0%	18.2%
Operating return on average common equity - annualized (1)	(7.7)%	12.7%	2.6%	0.9%	2.5%	2.0%	10.2%

2

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Assets
Fixed maturity investments trading, at fair value	$13,391,318	$12,495,135	$11,045,801	$11,171,655	$11,386,228
Short term investments, at fair value	5,158,961	5,570,804	5,263,242	4,566,277	4,116,156
Equity investments trading, at fair value	547,381	470,087	360,444	436,931	379,422
Other investments, at fair value	1,122,683	1,093,338	1,058,714	1,087,377	962,109
Investments in other ventures, under equity method	98,990	94,285	90,396	106,549	103,978
Total investments	20,319,333	19,723,649	17,818,597	17,368,789	16,947,893
Cash and cash equivalents	1,287,378	1,185,844	896,216	1,379,068	871,251
Premiums receivable	3,337,120	3,519,965	3,105,441	2,599,896	2,799,954
Prepaid reinsurance premiums	1,082,270	1,266,203	1,151,926	767,781	972,047
Reinsurance recoverable	2,883,808	2,774,358	2,765,583	2,791,297	2,438,299
Accrued investment income	71,947	70,004	73,496	72,461	73,509
Deferred acquisition costs and value of business acquired	697,346	734,286	739,875	663,991	708,258
Receivable for investments sold	752,936	648,458	341,786	78,369	225,147
Other assets	306,265	298,396	312,523	346,216	344,593
Goodwill and other intangibles	257,437	258,591	260,076	262,226	263,259
Total assets	$30,995,840	$30,479,754	$27,465,519	$26,330,094	$25,644,210
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$9,900,615	$9,365,469	$9,406,707	$9,384,349	$8,602,437
Unearned premiums	3,276,156	3,549,641	3,245,914	2,530,975	2,967,535
Debt	1,135,740	1,135,216	1,134,695	1,384,105	1,383,498
Reinsurance balances payable	3,915,804	4,094,027	3,775,375	2,830,691	2,910,601
Payable for investments purchased	1,597,893	1,259,116	636,136	225,275	654,685
Other liabilities	391,494	342,014	351,320	932,024	395,186
Total liabilities	20,217,702	19,745,483	18,550,147	17,287,419	16,913,942
Redeemable noncontrolling interest	3,387,317	3,387,099	3,231,846	3,071,308	2,779,033
Shareholders' Equity
Preference shares	525,000	525,000	525,000	650,000	650,000
Common shares	50,810	50,811	44,034	44,148	44,152
Additional paid-in capital	1,615,328	1,602,738	502,608	568,277	560,166
Accumulated other comprehensive (loss) income	(2,083)	(3,066)	(1,664)	(1,939)	4,988
Retained earnings	5,201,766	5,171,689	4,613,548	4,710,881	4,691,929
Total shareholders' equity attributable to RenaissanceRe	7,390,821	7,347,172	5,683,526	5,971,367	5,951,235
Total liabilities, noncontrolling interests and shareholders' equity	$30,995,840	$30,479,754	$27,465,519	$26,330,094	$25,644,210

Book value per common share	$135.13	$134.27	$117.15	$120.53	$120.07

3

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended September 30, 2020
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$427,765	$715,293	$—	$1,143,058
Net premiums written	$378,708	$520,703	$—	$899,411
Net premiums earned	$516,623	$483,560	$—	$1,000,183
Net claims and claim expenses incurred	590,958	351,052	20	942,030
Acquisition expenses	98,545	116,636	(1)	215,180
Operational expenses	33,672	15,319	54	49,045
Underwriting (loss) income	$(206,552)	$553	$(73)	$(206,072)

Net claims and claim expenses incurred - current accident year	$629,827	$366,080	$—	$995,907
Net claims and claim expenses incurred - prior accident years	(38,869)	(15,028)	20	(53,877)
Net claims and claim expenses incurred - total	$590,958	$351,052	$20	$942,030

Net claims and claim expense ratio - current accident year	121.9%	75.7%		99.6%
Net claims and claim expense ratio - prior accident years	(7.5)%	(3.1)%		(5.4)%
Net claims and claim expense ratio - calendar year	114.4%	72.6%		94.2%
Underwriting expense ratio	25.6%	27.3%		26.4%
Combined ratio	140.0%	99.9%		120.6%

	Three months ended September 30, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$314,400	$546,668	$—	$861,068
Net premiums written	$302,982	$401,148	$—	$704,130
Net premiums earned	$444,332	$462,416	$—	$906,748
Net claims and claim expenses incurred	338,260	316,099	161	654,520
Acquisition expenses	79,521	122,654	6	202,181
Operational expenses	34,238	19,198	(21)	53,415
Underwriting (loss) income	$(7,687)	$4,465	$(146)	$(3,368)

Net claims and claim expenses incurred - current accident year	$345,880	$319,087	$—	$664,967
Net claims and claim expenses incurred - prior accident years	(7,620)	(2,988)	161	(10,447)
Net claims and claim expenses incurred - total	$338,260	$316,099	$161	$654,520

Net claims and claim expense ratio - current accident year	77.8%	69.0%		73.3%
Net claims and claim expense ratio - prior accident years	(1.7)%	(0.6)%		(1.1)%
Net claims and claim expense ratio - calendar year	76.1%	68.4%		72.2%
Underwriting expense ratio	25.6%	30.6%		28.2%
Combined ratio	101.7%	99.0%		100.4%

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2020
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$2,690,827	$2,179,824	$—	$4,870,651
Net premiums written	$1,757,427	$1,592,595	$—	$3,350,022
Net premiums earned	$1,429,074	$1,494,303	$—	$2,923,377
Net claims and claim expenses incurred	899,860	1,123,527	(131)	2,023,256
Acquisition expenses	278,668	380,726	—	659,394
Operational expenses	109,335	56,195	53	165,583
Underwriting income (loss)	$141,211	$(66,145)	$78	$75,144

Net claims and claim expenses incurred - current accident year	$931,285	$1,147,354	$—	$2,078,639
Net claims and claim expenses incurred - prior accident years	(31,425)	(23,827)	(131)	(55,383)
Net claims and claim expenses incurred - total	$899,860	$1,123,527	$(131)	$2,023,256

Net claims and claim expense ratio - current accident year	65.2%	76.8%		71.1%
Net claims and claim expense ratio - prior accident years	(2.2)%	(1.6)%		(1.9)%
Net claims and claim expense ratio - calendar year	63.0%	75.2%		69.2%
Underwriting expense ratio	27.1%	29.2%		28.2%
Combined ratio	90.1%	104.4%		97.4%

	Nine months ended September 30, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$2,185,984	$1,716,287	$—	$3,902,271
Net premiums written	$1,411,327	$1,244,799	$—	$2,656,126
Net premiums earned	$1,160,090	$1,208,188	$—	$2,368,278
Net claims and claim expenses incurred	541,217	793,533	178	1,334,928
Acquisition expenses	222,971	330,829	(186)	553,614
Operational expenses	99,546	58,603	13	158,162
Underwriting income (loss)	$296,356	$25,223	$(5)	$321,574

Net claims and claim expenses incurred - current accident year	$536,197	$813,251	$—	$1,349,448
Net claims and claim expenses incurred - prior accident years	5,020	(19,718)	178	(14,520)
Net claims and claim expenses incurred - total	$541,217	$793,533	$178	$1,334,928

Net claims and claim expense ratio - current accident year	46.2%	67.3%		57.0%
Net claims and claim expense ratio - prior accident years	0.5%	(1.6)%		(0.6)%
Net claims and claim expense ratio - calendar year	46.7%	65.7%		56.4%
Underwriting expense ratio	27.8%	32.2%		30.0%
Combined ratio	74.5%	97.9%		86.4%

5

Underwriting and Reserves
Segment Underwriting Results

	Three months ended
Property Segment	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Gross premiums written	$427,765	$1,042,536	$1,220,526	$245,001	$314,400
Net premiums written	$378,708	$704,138	$674,581	$242,932	$302,982
Net premiums earned	$516,623	$491,116	$421,335	$467,404	$444,332
Net claims and claim expenses incurred	590,958	164,050	144,852	424,207	338,260
Acquisition expenses	98,545	94,772	85,351	90,790	79,521
Operational expenses	33,672	31,656	44,007	39,469	34,238
Underwriting (loss) income	$(206,552)	$200,638	$147,125	$(87,062)	$(7,687)

Net claims and claim expenses incurred - current accident year	$629,827	$170,614	$130,844	$432,160	$345,880
Net claims and claim expenses incurred - prior accident years	(38,869)	(6,564)	14,008	(7,953)	(7,620)
Net claims and claim expenses incurred - total	$590,958	$164,050	$144,852	$424,207	$338,260

Net claims and claim expense ratio - current accident year	121.9%	34.7%	31.1%	92.5%	77.8%
Net claims and claim expense ratio - prior accident years	(7.5)%	(1.3)%	3.3%	(1.7)%	(1.7)%
Net claims and claim expense ratio - calendar year	114.4%	33.4%	34.4%	90.8%	76.1%
Underwriting expense ratio	25.6%	25.7%	30.7%	27.8%	25.6%
Combined ratio	140.0%	59.1%	65.1%	118.6%	101.7%

	Three months ended
Casualty and Specialty Segment	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Gross premiums written	$715,293	$659,336	$805,195	$660,478	$546,668
Net premiums written	$520,703	$476,665	$595,227	$482,435	$401,148
Net premiums earned	$483,560	$518,980	$491,763	$502,721	$462,416
Net claims and claim expenses incurred	351,052	346,266	426,209	338,104	316,099
Acquisition expenses	116,636	138,837	125,253	117,849	122,654
Operational expenses	15,319	17,422	23,454	25,943	19,198
Underwriting income (loss)	$553	$16,455	$(83,153)	$20,825	$4,465

Net claims and claim expenses incurred - current accident year	$366,080	$355,064	$426,210	$342,268	$319,087
Net claims and claim expenses incurred - prior accident years	(15,028)	(8,798)	(1)	(4,164)	(2,988)
Net claims and claim expenses incurred - total	$351,052	$346,266	$426,209	$338,104	$316,099

Net claims and claim expense ratio - current accident year	75.7%	68.4%	86.7%	68.1%	69.0%
Net claims and claim expense ratio - prior accident years	(3.1)%	(1.7)%	—%	(0.8)%	(0.6)%
Net claims and claim expense ratio - calendar year	72.6%	66.7%	86.7%	67.3%	68.4%
Underwriting expense ratio	27.3%	30.1%	30.2%	28.6%	30.6%
Combined ratio	99.9%	96.8%	116.9%	95.9%	99.0%

6

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended September 30, 2020			Three months ended September 30, 2019
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$179,689	$248,076	$427,765	$102,779	$211,621	$314,400
Net premiums written	$146,377	$232,331	$378,708	$96,264	$206,718	$302,982
Net premiums earned	$302,946	$213,677	$516,623	$241,408	$202,924	$444,332
Net claims and claim expenses incurred	415,998	174,960	590,958	159,510	178,750	338,260
Acquisition expenses	37,481	61,064	98,545	30,074	49,447	79,521
Operational expenses	28,477	5,195	33,672	27,682	6,556	34,238
Underwriting (loss) income	$(179,010)	$(27,542)	$(206,552)	$24,142	$(31,829)	$(7,687)

Net claims and claim expenses incurred - current accident year	$449,243	$180,584	$629,827	$193,002	$152,878	$345,880
Net claims and claim expenses incurred - prior accident years	(33,245)	(5,624)	(38,869)	(33,492)	25,872	(7,620)
Net claims and claim expenses incurred - total	$415,998	$174,960	$590,958	$159,510	$178,750	$338,260

Net claims and claim expense ratio - current accident year	148.3%	84.5%	121.9%	79.9%	75.3%	77.8%
Net claims and claim expense ratio - prior accident years	(11.0)%	(2.6)%	(7.5)%	(13.8)%	12.8%	(1.7)%
Net claims and claim expense ratio - calendar year	137.3%	81.9%	114.4%	66.1%	88.1%	76.1%
Underwriting expense ratio	21.8%	31.0%	25.6%	23.9%	27.6%	25.6%
Combined ratio	159.1%	112.9%	140.0%	90.0%	115.7%	101.7%

	Nine months ended September 30, 2020			Nine months ended September 30, 2019
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,827,665	$863,162	$2,690,827	$1,550,648	$635,336	$2,185,984
Net premiums written	$1,015,184	$742,243	$1,757,427	$859,408	$551,919	$1,411,327
Net premiums earned	$769,119	$659,955	$1,429,074	$644,172	$515,918	$1,160,090
Net claims and claim expenses incurred	436,415	463,445	899,860	183,273	357,944	541,217
Acquisition expenses	97,915	180,753	278,668	89,480	133,491	222,971
Operational expenses	89,675	19,660	109,335	80,131	19,415	99,546
Underwriting income (loss)	$145,114	$(3,903)	$141,211	$291,288	$5,068	$296,356

Net claims and claim expenses incurred - current accident year	$510,153	$421,132	$931,285	$234,667	$301,530	$536,197
Net claims and claim expenses incurred - prior accident years	(73,738)	42,313	(31,425)	(51,394)	56,414	5,020
Net claims and claim expenses incurred - total	$436,415	$463,445	$899,860	$183,273	$357,944	$541,217

Net claims and claim expense ratio - current accident year	66.3%	63.8%	65.2%	36.4%	58.4%	46.2%
Net claims and claim expense ratio - prior accident years	(9.6)%	6.4%	(2.2)%	(7.9)%	11.0%	0.5%
Net claims and claim expense ratio - calendar year	56.7%	70.2%	63.0%	28.5%	69.4%	46.7%
Underwriting expense ratio	24.4%	30.4%	27.1%	26.3%	29.6%	27.8%
Combined ratio	81.1%	100.6%	90.1%	54.8%	99.0%	74.5%

7

Underwriting and Reserves
Gross Premiums Written

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Property Segment
Catastrophe	$179,689	$711,786	$936,190	$44,824	$102,779	$1,827,665	$1,550,648
Other property	248,076	330,750	284,336	200,177	211,621	863,162	635,336
Property segment gross premiums written	$427,765	$1,042,536	$1,220,526	$245,001	$314,400	$2,690,827	$2,185,984

Casualty and Specialty Segment
General casualty (1)	$260,265	$206,666	$246,667	$197,338	$191,447	$713,598	$610,563
Professional liability (2)	175,459	222,737	230,487	189,838	151,754	628,683	460,912
Financial lines (3)	143,455	101,635	147,079	126,983	111,459	392,169	330,017
Other (4)	136,114	128,298	180,962	146,319	92,008	445,374	314,795
Casualty and Specialty segment gross premiums written	$715,293	$659,336	$805,195	$660,478	$546,668	$2,179,824	$1,716,287

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

8

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2020
Property	$1,037,526	$1,752,260	$1,238,478	$4,028,264
Casualty and Specialty	1,625,554	123,001	4,123,464	5,872,019
Other	332	—	—	332
Total	$2,663,412	$1,875,261	$5,361,942	$9,900,615

June 30, 2020
Property	$1,095,511	$1,650,244	$842,395	$3,588,150
Casualty and Specialty	1,682,299	127,588	3,967,100	5,776,987
Other	332	—	—	332
Total	$2,778,142	$1,777,832	$4,809,495	$9,365,469

March 31, 2020
Property	$1,095,840	$1,707,754	$958,827	$3,762,421
Casualty and Specialty	1,644,402	105,505	3,894,049	5,643,956
Other	330	—	—	330
Total	$2,740,572	$1,813,259	$4,852,876	$9,406,707

December 31, 2019
Property	$1,253,406	$1,631,223	$1,189,221	$4,073,850
Casualty and Specialty	1,596,426	129,720	3,583,913	5,310,059
Other	440	—	—	440
Total	$2,850,272	$1,760,943	$4,773,134	$9,384,349

September 30, 2019
Property	$1,170,009	$1,493,600	$916,314	$3,579,923
Casualty and Specialty	1,475,505	151,555	3,389,344	5,016,404
Other	2,944	—	3,166	6,110
Total	$2,648,458	$1,645,155	$4,308,824	$8,602,437

9

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended September 30, 2020			Three months ended September 30, 2019
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$9,365,469	$2,774,358	$6,591,111	$8,484,848	$2,865,150	$5,619,698
Incurred claims and claim expenses
Current year	1,301,183	305,276	995,907	800,627	135,660	664,967
Prior years	(109,051)	(55,174)	(53,877)	(85,913)	(75,466)	(10,447)
Total incurred claims and claim expenses	1,192,132	250,102	942,030	714,714	60,194	654,520
Paid claims and claim expenses
Current year	140,093	10,505	129,588	82,427	6,288	76,139
Prior years	397,448	112,350	285,098	472,148	479,170	(7,022)
Total paid claims and claim expenses	537,541	122,855	414,686	554,575	485,458	69,117
Foreign exchange (1)	39,381	(14,149)	53,530	(42,550)	(1,587)	(40,963)
Amounts disposed of (2)	(158,826)	(3,648)	(155,178)	—	—	—
Reserve for claims and claim expenses, end of period	$9,900,615	$2,883,808	$7,016,807	$8,602,437	$2,438,299	$6,164,138

	Nine months ended September 30, 2020			Nine months ended September 30, 2019
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$9,384,349	$2,791,297	$6,593,052	$6,076,271	$2,372,221	$3,704,050
Incurred claims and claim expenses
Current year	2,742,093	663,454	2,078,639	1,627,026	277,578	1,349,448
Prior years	(155,020)	(99,637)	(55,383)	177,863	192,383	(14,520)
Total incurred claims and claim expenses	2,587,073	563,817	2,023,256	1,804,889	469,961	1,334,928
Paid claims and claim expenses
Current year	206,585	15,372	191,213	138,368	9,897	128,471
Prior years	1,734,473	441,459	1,293,014	1,484,390	920,851	563,539
Total paid claims and claim expenses	1,941,058	456,831	1,484,227	1,622,758	930,748	692,010
Foreign exchange (1)	29,077	(10,827)	39,904	(44,175)	(2,570)	(41,605)
Amounts disposed of (2)	(158,826)	(3,648)	(155,178)	—	—	—
Amounts acquired (3)	—	—	—	2,388,210	529,435	1,858,775
Reserve for claims and claim expenses, end of period	$9,900,615	$2,883,808	$7,016,807	$8,602,437	$2,438,299	$6,164,138
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.
(2)    Represents the fair value of RenaissanceRe UK's reserve for claims and claim expenses, net of reinsurance recoverables, disposed of on August 18, 2020.
(3)    Represents the fair value of TMR's reserve for claims and claim expenses, net of reinsurance recoverables, acquired at March 22, 2019.

10

Managed Joint Ventures and Fee Income
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. ("Vermeer") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. ("Medici"). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Management fee income
Joint ventures	$13,070	$12,190	$11,781	$11,858	$11,434	$37,041	$30,688
Structured reinsurance products and other	8,785	8,739	8,597	8,252	8,765	26,121	26,986
Managed funds	8,610	6,508	6,418	3,814	4,558	21,536	14,822
Total management fee income	30,465	27,437	26,796	23,924	24,757	84,698	72,496

Performance fee income (loss)
Joint ventures	(1,842)	6,165	7,828	(3,374)	5,278	12,151	13,034
Structured reinsurance products and other	(10,414)	7,994	8,375	(5,314)	275	5,955	13,007
Managed funds	175	3,914	2,363	(2,036)	1,688	6,452	2,456
Total performance fee income (loss) (1)	(12,081)	18,073	18,566	(10,724)	7,241	24,558	28,497
Total fee income	$18,384	$45,510	$45,362	$13,200	$31,998	$109,256	$100,993
(1)     Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

11

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the "Consolidated Managed Joint Ventures"), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company's consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company's consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Redeemable noncontrolling interest - DaVinciRe	$26,616	$(88,374)	$(84,906)	$25,862	$(30,558)	$(146,664)	$(152,946)
Redeemable noncontrolling interest - Medici	(33,963)	(13,151)	4,678	(6,363)	(15,211)	(42,436)	(19,396)
Redeemable noncontrolling interest - Vermeer	(11,954)	(17,203)	(17,863)	(16,877)	(16,288)	(47,020)	(31,749)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(19,301)	$(118,728)	$(98,091)	$2,622	$(62,057)	$(236,120)	$(204,091)
(1) A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Redeemable noncontrolling interest - DaVinciRe	$1,594,683	$1,621,300	$1,533,085	$1,435,581	$1,462,677
Redeemable noncontrolling interest - Medici	696,999	682,118	677,283	632,112	534,618
Redeemable noncontrolling interest - Vermeer	1,095,635	1,083,681	1,021,478	1,003,615	781,738
Redeemable noncontrolling interests	$3,387,317	$3,387,099	$3,231,846	$3,071,308	$2,779,033

A summary of the redeemable noncontrolling economic ownership of third parties in the Consolidated Managed Joint Ventures is set forth below:

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
DaVinciRe	78.6%	78.6%	78.6%	78.1%	78.1%
Medici	88.5%	88.6%	88.8%	87.9%	86.3%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

12

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Revenues
Gross premiums written	$77,866	$222,306	$255,640	$15,566	$32,986	$555,812	$425,152
Net premiums written	$78,025	$177,116	$241,641	$15,210	$30,605	$496,782	$363,918
Decrease (increase) in unearned premiums	62,486	(58,172)	(135,933)	90,674	63,671	(131,619)	(104,692)
Net premiums earned	140,511	118,944	105,708	105,884	94,276	365,163	259,226
Net investment income	9,339	11,557	15,087	13,506	13,813	35,983	40,233
Net foreign exchange (losses) gains	(511)	8	(1,180)	(399)	(174)	(1,683)	(1,366)
Other income	—	—	—	—	—	—	344
Net realized and unrealized gains (losses) on investments	5,439	34,674	18,529	(1,307)	6,493	58,642	49,842
Total revenues	154,778	165,183	138,144	117,684	114,408	458,105	348,279
Expenses
Net claims and claim expenses incurred	171,271	9,829	(13,726)	135,397	45,325	167,374	59,974
Acquisition expenses	2,384	29,208	30,112	1,313	15,762	61,704	53,939
Operational and corporate expenses	13,123	11,862	11,889	12,238	12,139	36,874	32,566
Interest expense	1,859	1,859	1,858	1,859	1,859	5,576	5,575
Total expenses	188,637	52,758	30,133	150,807	75,085	271,528	152,054
(Loss) income before taxes	(33,859)	112,425	108,011	(33,123)	39,323	186,577	196,225
Income tax (expense) benefit	—	(2)	2	(6)	(177)	—	(76)
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(33,859)	$112,423	$108,013	$(33,129)	$39,146	$186,577	$196,149

Net claims and claim expenses incurred - current accident year	$196,188	$14,728	$4,967	$113,743	$80,022	$215,883	$95,945
Net claims and claim expenses incurred - prior accident years	(24,917)	(4,899)	(18,693)	21,654	(34,697)	(48,509)	(35,971)
Net claims and claim expenses incurred - total	$171,271	$9,829	$(13,726)	$135,397	$45,325	$167,374	$59,974

Net claims and claim expense ratio - current accident year	139.6%	12.4%	4.7%	107.4%	84.9%	59.1%	37.0%
Net claims and claim expense ratio - prior accident years	(17.7)%	(4.1)%	(17.7)%	20.5%	(36.8)%	(13.3)%	(13.9)%
Net claims and claim expense ratio - calendar year	121.9%	8.3%	(13.0)%	127.9%	48.1%	45.8%	23.1%
Underwriting expense ratio	11.0%	34.5%	39.7%	12.8%	29.6%	27.0%	33.4%
Combined ratio	132.9%	42.8%	26.7%	140.7%	77.7%	72.8%	56.5%

13

RenaissanceRe Holdings Ltd.
Investments
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Fixed maturity investments trading	$68,022	$69,943	$73,338	$85,937	$82,977	$211,303	$232,566
Short term investments	1,611	6,049	12,092	11,552	15,061	19,752	44,712
Equity investments trading	1,559	1,666	1,551	1,539	1,326	4,776	3,269
Other investments
Catastrophe bonds	13,626	13,519	14,139	12,870	12,812	41,284	33,284
Other	2,598	1,107	1,629	2,221	2,672	5,334	6,226
Cash and cash equivalents	441	837	1,504	1,875	1,978	2,782	5,801
	87,857	93,121	104,253	115,994	116,826	285,231	325,858
Investment expenses	(4,314)	(3,816)	(4,780)	(3,856)	(5,439)	(12,910)	(13,789)
Net investment income	83,543	89,305	99,473	112,138	111,387	272,321	312,069

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading (1)	78,348	322,711	101,221	(48,146)	57,502	502,280	346,123
Equity investments trading (1)	119,622	113,506	(151,882)	66,043	(25,564)	81,246	50,463
Other investments
Catastrophe bonds	12,611	4,452	(14,352)	(4,522)	9,242	2,711	(4,870)
Other	13,627	7,721	(45,694)	5,079	(6,785)	(24,346)	3,939
Net realized and unrealized gains (losses) on investments	224,208	448,390	(110,707)	18,454	34,395	561,891	395,655
Total investment result	$307,751	$537,695	$(11,234)	$130,592	$145,782	$834,212	$707,724

Total investment return - annualized	6.2%	11.8%	(0.1)%	3.1%	3.6%	5.8%	6.0%
(1)    Net realized and unrealized gains (losses) on fixed maturity investments trading includes the impacts of interest rate futures, interest rate swaps, credit default swaps and total return swaps. Net realized and unrealized gains (losses) on equity investments trading includes the impact of equity futures.

14

Investments
Investment Portfolio - Composition

Type of Investment	September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019
U.S. treasuries	$4,350,971	21.4%	$4,258,675	21.6%	$3,915,130	22.0%	$4,467,345	25.7%	$4,314,006	25.4%
Agencies	437,681	2.1%	505,038	2.6%	537,490	3.1%	343,031	1.9%	507,903	3.0%
Municipal	—	—%	—	—%	—	—%	—	—%	1,629	—%
Non-U.S. government	568,960	2.8%	584,206	3.0%	635,282	3.6%	497,392	2.9%	379,154	2.2%
Non-U.S. government-backed corporate	401,449	2.0%	314,833	1.6%	283,577	1.6%	321,356	1.9%	263,170	1.6%
Corporate	4,655,765	22.9%	4,428,553	22.5%	3,259,780	18.3%	3,075,660	17.7%	3,453,222	20.4%
Agency mortgage-backed	1,086,474	5.3%	985,851	5.0%	1,056,272	5.9%	1,148,499	6.6%	1,248,722	7.4%
Non-agency mortgage-backed	293,953	1.4%	276,300	1.4%	275,026	1.6%	294,604	1.7%	261,850	1.5%
Commercial mortgage-backed	788,995	3.9%	591,238	3.0%	540,502	3.0%	468,698	2.7%	406,268	2.4%
Asset-backed	807,070	4.0%	550,441	2.8%	542,742	3.1%	555,070	3.2%	550,304	3.3%
Total fixed maturity investments, at fair value	13,391,318	65.8%	12,495,135	63.5%	11,045,801	62.2%	11,171,655	64.3%	11,386,228	67.2%
Short term investments, at fair value	5,158,961	25.4%	5,570,804	28.2%	5,263,242	29.4%	4,566,277	26.3%	4,116,156	24.3%
Total consolidated fixed maturity and short term investments, at fair value	18,550,279	91.2%	18,065,939	91.7%	16,309,043	91.6%	15,737,932	90.6%	15,502,384	91.5%
Equity investments trading, at fair value	547,381	2.7%	470,087	2.4%	360,444	2.0%	436,931	2.5%	379,422	2.2%
Other investments, at fair value	1,122,683	5.5%	1,093,338	5.5%	1,058,714	5.9%	1,087,377	6.3%	962,109	5.7%
Total managed investment portfolio	20,220,343	99.4%	19,629,364	99.6%	17,728,201	99.5%	17,262,240	99.4%	16,843,915	99.4%
Investments in other ventures, under equity method	98,990	0.6%	94,285	0.4%	90,396	0.5%	106,549	0.6%	103,978	0.6%
Total investments	$20,319,333	100.0%	$19,723,649	100.0%	$17,818,597	100.0%	$17,368,789	100.0%	$16,947,893	100.0%

15

Investments
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019
AAA	$1,972,894	14.7%	$1,392,417	11.1%	$1,590,824	14.4%	$1,338,265	12.0%	$1,215,518	10.7%
AA	6,721,098	50.2%	6,670,927	53.4%	6,212,689	56.3%	6,677,219	59.8%	6,699,860	58.8%
A	1,777,861	13.3%	1,864,066	14.9%	1,491,504	13.5%	1,453,212	13.0%	1,671,934	14.7%
BBB	1,648,049	12.3%	1,433,297	11.5%	915,375	8.3%	874,730	7.8%	967,928	8.5%
Non-investment grade and not rated	1,271,416	9.5%	1,134,428	9.1%	835,409	7.5%	828,229	7.4%	830,988	7.3%
Total fixed maturity investments, at fair value	$13,391,318	100.0%	$12,495,135	100.0%	$11,045,801	100.0%	$11,171,655	100.0%	$11,386,228	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$621,610	4.6%	$638,686	5.1%	$723,397	6.5%	$544,636	4.9%	$603,806	5.3%
Due after one through five years	5,749,128	43.0%	5,513,103	44.1%	5,039,456	45.7%	5,522,769	49.4%	5,893,946	51.8%
Due after five through ten years	3,374,898	25.2%	3,312,749	26.6%	2,612,031	23.7%	2,420,602	21.7%	2,232,264	19.6%
Due after ten years	669,190	5.0%	626,768	5.0%	256,375	2.3%	216,777	1.9%	189,068	1.7%
Mortgage-backed securities	2,169,422	16.2%	1,853,388	14.8%	1,871,800	16.9%	1,911,801	17.1%	1,916,840	16.8%
Asset-backed securities	807,070	6.0%	550,441	4.4%	542,742	4.9%	555,070	5.0%	550,304	4.8%
Total fixed maturity investments, at fair value	$13,391,318	100.0%	$12,495,135	100.0%	$11,045,801	100.0%	$11,171,655	100.0%	$11,386,228	100.0%

16

Investments
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating

				Credit Rating (1)
September 30, 2020	Amortized Cost	Fair Value	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$5,158,961	$5,158,961	0.1%	$4,975,689	$175,067	$1,829	$2,312	$3,921	$143
		100.0%		96.5%	3.4%	—%	—%	0.1%	—%
Fixed maturity investments
U.S. treasuries	4,223,245	4,350,971	0.3%	—	4,350,971	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	270,662	270,612	0.7%	—	270,612	—	—	—	—
Other agencies	163,218	167,069	0.9%	—	167,069	—	—	—	—
Total agencies	433,880	437,681	0.8%	—	437,681	—	—	—	—
Non-U.S. government	558,934	568,960	0.7%	394,217	132,346	32,059	8,547	1,654	137
Non-U.S. government-backed corporate	397,261	401,449	0.9%	175,120	198,442	14,273	8,011	5,603	—
Corporate	4,524,338	4,655,765	2.4%	63,975	264,707	1,701,827	1,565,845	1,032,329	27,082
Mortgage-backed
Residential mortgage-backed
Agency securities	1,068,638	1,086,474	1.0%	—	1,086,474	—	—	—	—
Non-agency securities - Alt A	231,387	232,570	3.5%	53,921	5,457	494	6,537	130,333	35,828
Non-agency securities - Prime	60,742	61,383	2.3%	26,857	2,611	2,306	1,194	16,302	12,113
Total residential mortgage-backed	1,360,767	1,380,427	1.5%	80,778	1,094,542	2,800	7,731	146,635	47,941
Commercial mortgage-backed	763,794	788,995	1.6%	632,054	127,947	4,636	20,808	1,511	2,039
Total mortgage-backed	2,124,561	2,169,422	1.5%	712,832	1,222,489	7,436	28,539	148,146	49,980
Asset-backed
Collateralized loan obligations	727,849	725,130	2.1%	550,235	111,642	20,379	36,389	6,485	—
Other	80,689	81,940	0.8%	76,515	2,820	1,887	718	—	—
Total asset-backed	808,538	807,070	2.0%	626,750	114,462	22,266	37,107	6,485	—
Total securitized assets	2,933,099	2,976,492	1.7%	1,339,582	1,336,951	29,702	65,646	154,631	49,980
Total fixed maturity investments	13,070,757	13,391,318	1.4%	1,972,894	6,721,098	1,777,861	1,648,049	1,194,217	77,199
		100.0%		14.7%	50.2%	13.3%	12.3%	8.9%	0.6%
Total consolidated fixed maturity and short term investments, at fair value	$18,229,718	$18,550,279	1.0%	$6,948,583	$6,896,165	$1,779,690	$1,650,361	$1,198,138	$77,342
		100.0%		37.4%	37.2%	9.6%	8.9%	6.5%	0.4%
(1)     The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P"). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

17

Investments
Retained Investment Information
“Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures.

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Total investment result
Net investment income	$83,543	$89,305	$99,473	$112,138	$111,387	$272,321	$312,069
Net realized and unrealized (losses) gains on investments	224,208	448,390	(110,707)	18,454	34,395	561,891	395,655
Total investment result	$307,751	$537,695	$(11,234)	$130,592	$145,782	$834,212	$707,724

Retained total investment result (1)
Retained net investment income	$64,971	$67,189	$72,603	$87,739	$86,408	$204,763	$243,250
Retained net realized and unrealized (losses) gains on investments	201,699	418,046	(113,261)	21,751	21,764	506,484	359,449
Retained total investment result	$266,670	$485,235	$(40,658)	$109,490	$108,172	$711,247	$602,699
(1)    Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.
“Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures.

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$18,550,279	$18,065,939	$16,309,043	$15,737,932	$15,502,384
Weighted average yield to maturity of fixed maturity and short term investments	1.0%	1.1%	1.5%	2.1%	2.2%
Average duration of fixed maturities and short term investments, in years	2.9	2.9	2.8	2.9	2.8
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$13,046,376	$12,703,423	$11,124,214	$11,154,174	$11,075,699
Weighted average yield to maturity of retained fixed maturity and short term investments	1.3%	1.4%	1.9%	2.2%	2.3%
Average duration of retained fixed maturities and short term investments, in years	3.7	3.7	3.5	3.6	3.5
(1)    Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.
(2)    Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

18

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$47,799	$575,845	$(81,974)	$33,773	$36,698
Amount allocated to participating common shareholders (1)	(582)	(7,593)	(146)	(409)	(446)
	$47,217	$568,252	$(82,120)	$33,364	$36,252
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	50,009	44,939	43,441	43,467	43,462
Per common share equivalents of employee stock options and non-vested shares	85	64	—	85	75
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	50,094	45,003	43,441	43,552	43,537
Basic income (loss) per RenaissanceRe common share	$0.94	$12.64	$(1.89)	$0.77	$0.83
Diluted income (loss) per RenaissanceRe common share	$0.94	$12.63	$(1.89)	$0.77	$0.83

	Nine months ended
(common shares in thousands)	September 30, 2020	September 30, 2019
Numerator:
Net income available to RenaissanceRe common shareholders	$541,670	$678,269
Amount allocated to participating common shareholders (1)	(6,677)	(8,074)
	$534,993	$670,195
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	46,130	43,003
Per common share equivalents of employee stock options and non-vested shares	70	46
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	46,200	43,049
Basic income per RenaissanceRe common share	$11.60	$15.58
Diluted income per RenaissanceRe common share	$11.58	$15.57
(1)    Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

19

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating (Loss) Income (Attributable) Available to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating (loss) income (attributable) available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, net foreign exchange gains and losses, corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests." The Company's management believes that “operating (loss) income (attributable) available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company also uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” to calculate “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to "operating (loss) income (attributable) available to RenaissanceRe common shareholders"; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to "operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted"; and (3) return on average common equity - annualized to "operating return on average common equity - annualized." Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

20

Comments on Regulation G

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$47,799	$575,845	$(81,974)	$33,773	$36,698	$541,670	$678,269
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(211,597)	(443,938)	96,355	(22,976)	(25,153)	(559,180)	(400,525)
Adjustment for net foreign exchange (gains) losses	(17,426)	7,195	5,728	1,126	8,275	(4,503)	1,812
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	33,916	2,279	4,423	5,700	4,022	40,618	44,025
Adjustment for income tax expense (benefit) (2)	5,058	21,223	(4,141)	(3,707)	5,298	22,140	24,074
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (3)	10,526	27,472	13,019	(1,293)	3,541	51,017	37,473
Operating (loss) income (attributable) available to RenaissanceRe common shareholders	$(131,724)	$190,076	$33,410	$12,623	$32,681	$91,762	$385,128

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.94	$12.63	$(1.89)	$0.77	$0.83	$11.58	$15.57
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(4.22)	(9.86)	2.22	(0.53)	(0.58)	(12.10)	(9.30)
Adjustment for net foreign exchange (gains) losses	(0.35)	0.16	0.13	0.03	0.19	(0.10)	0.04
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	0.68	0.05	0.10	0.13	0.09	0.88	1.02
Adjustment for income tax expense (benefit) (2)	0.10	0.47	(0.10)	(0.09)	0.12	0.48	0.56
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (3)	0.21	0.61	0.30	(0.03)	0.08	1.10	0.87
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(2.64)	$4.06	$0.76	$0.28	$0.73	$1.84	$8.76

Return on average common equity - annualized	2.8%	38.5%	(6.3)%	2.5%	2.8%	12.0%	18.2%
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(12.4)%	(29.7)%	7.5%	(1.7)%	(1.9)%	(12.4)%	(10.8)%
Adjustment for net foreign exchange (gains) losses	(1.0)%	0.5%	0.4%	0.1%	0.6%	(0.1)%	—%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	2.0%	0.2%	0.3%	0.4%	0.3%	0.9%	1.2%
Adjustment for income tax expense (benefit) (2)	0.3%	1.4%	(0.3)%	(0.3)%	0.4%	0.5%	0.6%
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (3)	0.6%	1.8%	1.0%	(0.1)%	0.3%	1.1%	1.0%
Operating return on average common equity - annualized	(7.7)%	12.7%	2.6%	0.9%	2.5%	2.0%	10.2%
(1)    Included in the three and nine months ended September 30, 2020 is the loss on sale of RenaissanceRe UK of $30.2 million.
(2)    Adjustment for income tax expense (benefit) represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(3)    Represents the portion of these adjustments that are attributable to the Company's redeemable noncontrolling interests, including the income tax impact of those adjustments.

21

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to "tangible book value per common share'" and "tangible book value per common share plus accumulated dividends."

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Book value per common share	$135.13	$134.27	$117.15	$120.53	$120.07
Adjustment for goodwill and other intangibles (1)	(5.53)	(5.56)	(6.46)	(6.50)	(6.55)
Tangible book value per common share	129.60	128.71	110.69	114.03	113.52
Adjustment for accumulated dividends	21.73	21.38	21.03	20.68	20.34
Tangible book value per common share plus accumulated dividends	$151.33	$150.09	$131.72	$134.71	$133.86

Quarterly change in book value per common share	0.6%	14.6%	(2.8)%	0.4%	0.8%
Quarterly change in tangible book value per common share plus change in accumulated dividends	1.0%	16.6%	(2.6)%	0.7%	1.1%
Year to date change in book value per common share	12.1%	11.4%	(2.8)%	15.7%	15.3%
Year to date change in tangible book value per common share plus change in accumulated dividends	14.6%	13.5%	(2.6)%	17.9%	17.1%
(1)     At September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, goodwill and other intangibles included $23.2 million, $23.5 million, $24.2 million, $24.9 million, and $25.6 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

22

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended					Nine months ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019
Net investment income	$83,543	$89,305	$99,473	112,138	$111,387	$272,321	$312,069
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(18,572)	(22,116)	(26,870)	$(24,399)	(24,979)	(67,558)	(68,819)
Retained net investment income	64,971	67,189	72,603	87,739	86,408	204,763	243,250

Net realized and unrealized gains (losses) on investments	224,208	448,390	(110,707)	18,454	34,395	561,891	395,655
Adjustment for net realized and unrealized losses (gains) on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(22,509)	(30,344)	(2,554)	3,297	(12,631)	(55,407)	(36,206)
Retained net realized and unrealized gains (losses) on investments	201,699	418,046	(113,261)	21,751	21,764	506,484	359,449

Total investment result	307,751	537,695	(11,234)	130,592	145,782	834,212	707,724
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(41,081)	(52,460)	(29,424)	(21,102)	(37,610)	(122,965)	(105,025)
Retained total investment result	$266,670	$485,235	$(40,658)	$109,490	$108,172	$711,247	$602,699

23

Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	At
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Fixed maturity investments, at fair value	$13,391,318	$12,495,135	$11,045,801	$11,171,655	$11,386,228
Short term investments, at fair value	5,158,961	5,570,804	5,263,242	4,566,277	4,116,156
Total consolidated fixed maturity and short term investments, at fair value	$18,550,279	$18,065,939	$16,309,043	$15,737,932	$15,502,384
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,503,903)	(5,362,516)	(5,184,829)	(4,583,758)	(4,426,685)
Retained fixed maturity and short term investments, at fair value	$13,046,376	$12,703,423	$11,124,214	$11,154,174	$11,075,699

24